UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                           October 12, 1999


                          BB&T Corporation
        (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                            56-0939887
(State of incorporation)           (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (336) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 12 pages.

ITEM 5. OTHER EVENTS

       The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the third quarter of 1999, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued October 12, 1999

BB&T reports 14.6% earnings growth in 3rd quarter

     BB&T Corporation reported today that earnings for the third quarter of 1999 totaled $160.8 million, an increase of 14.6% compared to $140.3 million earned in the third quarter of 1998. These results exclude after-tax merger-related expenses of $19.7 million in 1999 and $4.9 million in 1998. On a diluted per share basis, recurring earnings for the third quarter totaled $.50, an increase of 13.6% compared to $.44 earned last year.

     BB&T's current quarter results produced an annualized return on average assets of 1.55% and an annualized return on average equity of 21.20%, compared to prior year ratios of 1.57% and 20.33%, respectively. These performance ratios compare very favorably with industry averages.

     For the nine months ended Sept. 30, 1999, BB&T's recurring earnings totaled $469.2 million, an increase of 16.3% compared to $403.3 million earned during the first nine months of 1998. Diluted earnings per share, excluding merger-related costs, totaled $1.46 for the first nine months of 1999, an increase of 15.0% compared to $1.27 earned in 1998.

     "We are extremely pleased to report excellent financial results for the third quarter and the first nine months of 1999," said Chairman and Chief Executive Officer John A. Allison. "Our performance continues to rank among industry leaders, particularly in the areas of noninterest income growth, asset quality and efficiency. Our noninterest income grew 31.4% during the first nine months of the year compared to 1998. Our asset quality remains excellent, as evidenced by an annualized net charge-off ratio of .24%, compared to an industry average of .55%. We have also maintained a very high level of productivity, with a cash basis efficiency ratio of 50.7% for the first nine months."

     BB&T's "cash basis" operating results, which exclude the effects of intangible assets and related amortization expenses, increased significantly in the third quarter of 1999 compared to 1998. Cash basis earnings, excluding nonrecurring merger-related costs, totaled $172.2 million for the third quarter of 1999, or $.53 per diluted share, increases of 17.6% and 15.2%, respectively, compared to prior year amounts. Recurring cash basis earnings for the third quarter generated an annualized

                                      MORE

return on average tangible assets of 1.69% and an annualized return on average tangible equity of 27.88%.

     Including merger-related expenses, net income for the third quarter of 1999 totaled $141.1 million, or $.44 per diluted share, compared to $135.4 million, or $.43 per diluted share, in the third quarter of 1998. Net income for the nine months ended Sept. 30, 1999, totaled $439.1 million, or $1.36 per diluted share, compared to $392.4 million, or $1.23 per diluted share, for the first nine months of 1998.

     BB&T consummated three bank acquisitions during the third quarter. On July 9, BB&T completed its merger with First Citizens Corp., based in metro Atlanta, Ga. First Citizens, with total assets of $421 million and 13 branches, represents BB&T's initial entry into Atlanta, the largest metropolitan statistical area in the Southeastern United States. On July 14, BB&T acquired Mason-Dixon Bancshares Inc., of Westminster, Md. The acquisition of Mason-Dixon, which has total assets of $1.2 billion and operates 21 full-service branches, increases BB&T's deposit market share in Maryland, where BB&T currently ranks seventh. On Aug. 27, BB&T expanded its western Virginia franchise and entered Kentucky and West Virginia by completing the purchase of Matewan BancShares, Inc. Matewan added $737 million in assets and 22 banking offices to BB&T's banking network.

     On April 28, BB&T announced an agreement to acquire First Liberty Financial Corp. of Macon, Ga. First Liberty has $1.7 billion in assets and operates 39 banking offices. On July 28, BB&T announced plans to acquire Premier Bancshares, Inc. of Atlanta, Ga. Premier, with $2.0 billion in assets and 32 banking offices, will strengthen BB&T's presence in the Atlanta market. BB&T's total assets in Georgia following the acquisitions of Premier, First Citizens and First Liberty will total $4.1 billion. Following these acquisitions, BB&T will rank eighth in deposit market share in Georgia.

     BB&T Insurance Services, the 12th largest independent insurance agency network in the country, continued its expansion in the third quarter through the purchase of five independent agencies: Beam, Cooper, Gainey & Associates Inc. in Morehead City, N.C.; Pioneer Title, LLC, with offices in Virginia Beach, Norfolk, Chesapeake and Hampton, Va.; The Kay Company of Lumberton, N.C.; Macon Insurance Associates, in Macon, Ga.; and Ingram-McDaniel & Associates, of Thomaston, Ga.

     "Among our primary objectives is the integration of our past acquisitions and the pursuit of strategic future acquisitions," said Allison. "We have been very successful in identifying and executing economically advantageous mergers. This process, combined with solid internal growth, has resulted in the doubling of BB&T's asset size since 1996."

     BB&T had $41.6 billion in assets and 622 banking offices in the Carolinas, Georgia, Virginia, West Virginia, Kentucky, Maryland and Washington, D.C., as of Sept. 30, 1999. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T's common stock on Oct. 8 was $33.81 per share.


                          QUARTERLY PERFORMANCE SUMMARY                              Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                               Senior Vice President        (336) 733-3058
                                      Page 3                                         Investor Relations       FAX (336) 733-3132

                                                                    For the Three Months Ended          Increase (Decrease)
(Dollars in thousands, except per share data)                      9/30/1999        9/30/1998            $              %
---------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
   Interest income - taxable equivalent                               $ 790,355       $ 707,201        $ 83,154           11.8 %
   Interest expense                                                     380,180         345,211          34,969           10.1
   Net interest income - taxable equivalent                             410,175         361,990          48,185           13.3
   Less: Taxable equivalent adjustment                                   23,104          17,276           5,828           33.7
     Net interest income                                                387,071         344,714          42,357           12.3
   Provision for loan & lease losses                                     20,000          21,428          (1,428)          (6.7)
     Net interest income after provision for loan & lease losses        367,071         323,286          43,785           13.5
   Noninterest income                                                   187,463         144,472          42,991           29.8
   Noninterest expense                                                  346,901         269,576          77,325           28.7
   Income before income taxes                                           207,633         198,182           9,451            4.8
   Provision for income taxes                                            66,528          62,773           3,755            6.0
     Net income                                                       $ 141,105       $ 135,409        $  5,696            4.2 %
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

   Basic earnings                                                     $     .45       $     .44        $    .01            2.3 %
   Diluted earnings                                                         .44             .43             .01            2.3

   Weighted average shares -                            Basic       316,676,288     310,522,891
                                                      Diluted       322,094,400     316,482,193
   Dividends paid on common shares                                    $     .20       $    .175        $   .025           14.3 %
---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS

   Return on average assets                                                1.36 %          1.51 %
   Return on average equity                                               18.60           19.61
   Net yield on earning assets (taxable equivalent)                        4.25            4.35
   Efficiency (taxable equivalent) *                                       53.1            52.1
---------------------------------------------------------------------------------------------------------------------------------
                                                                    For the Three Months Ended          Increase (Decrease)
(Dollars in thousands, except per share data)                      9/30/1999        9/30/1998            $              %
---------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                               $ 790,355       $ 707,201        $ 83,154           11.8 %
   Interest expense                                                     380,180         345,211          34,969           10.1
   Net interest income - taxable equivalent                             410,175         361,990          48,185           13.3
   Less: Taxable equivalent adjustment                                   23,104          17,276           5,828           33.7
     Net interest income                                                387,071         344,714          42,357           12.3
   Provision for loan & lease losses                                     20,000          21,428          (1,428)          (6.7)
     Net interest income after provision for loan & lease losses        367,071         323,286          43,785           13.5
   Noninterest income                                                   188,863         144,472          44,391           30.7
   Noninterest expense                                                  319,611         263,036          56,575           21.5
   Income before income taxes                                           236,323         204,722          31,601           15.4
   Provision for income taxes                                            75,518          64,384          11,134           17.3
     Income excluding nonrecurring items                                160,805         140,338          20,467           14.6
     Nonrecurring items, net of tax                                      19,700           4,929          14,771             NM
     Net income                                                       $ 141,105       $ 135,409         $ 5,696            4.2 %
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                                     $     .51       $     .45         $   .06           13.3 %
   Diluted earnings                                                         .50             .44             .06           13.6
   Weighted average shares -                            Basic       316,676,288     310,522,891
                                                      Diluted       322,094,400     316,482,193
   Dividends paid on common shares                                    $     .20       $    .175         $  .025           14.3 %
---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                                1.55 %          1.57 %
   Return on average equity                                               21.20           20.33
   Net yield on earning assets (taxable equivalent)                        4.25            4.35
   Efficiency (taxable equivalent) *                                       53.1            52.1
---------------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE**

   Cash basis earnings excluding nonrecurring items                   $ 172,159       $ 146,435        $ 25,724           17.6 %
   Diluted cash basis earnings per share                                    .53             .46             .07           15.2
   Return on average tangible assets                                       1.69 %          1.65 %
   Return on average tangible equity                                      27.88           23.57
   Efficiency ratio (taxable equivalent) *                                 51.2            50.8
---------------------------------------------------------------------------------------------------------------------------------
NOTES:   Applicable  ratios  are  annualized.  All  per  share  data (and weighted average shares) have been restated to reflect the
         2-for-1 stock split effective on August 3, 1998.
         * Excludes  securities  gains (losses),  foreclosed  property expense & nonrecurring items.
         ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized  balances of  nonqualifying intangibles from assets and equity.
         NM - not meaningful.

                          QUARTERLY PERFORMANCE SUMMARY                              Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                               Senior Vice President        (336) 733-3058
                                      Page 4                                         Investor Relations       FAX (336) 733-3132

                                                                    For the Nine Months Ended           Increase (Decrease)
(Dollars in thousands, except per share data)                      9/30/1999        9/30/1998            $              %
---------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT

   Interest income - taxable equivalent                             $ 2,261,284     $ 2,087,954       $ 173,330            8.3 %
   Interest expense                                                   1,074,302       1,023,648          50,654            4.9
   Net interest income - taxable equivalent                           1,186,982       1,064,306         122,676           11.5
   Less: Taxable equivalent adjustment                                   64,547          50,356          14,191           28.2
     Net interest income                                              1,122,435       1,013,950         108,485           10.7
   Provision for loan & lease losses                                     61,867          71,503          (9,636)         (13.5)
     Net interest income after provision for loan & lease losses      1,060,568         942,447         118,121           12.5
   Noninterest income                                                   539,798         411,860         127,938           31.1
   Noninterest expense                                                  955,530         779,946         175,584           22.5
   Income before income taxes                                           644,836         574,361          70,475           12.3
   Provision for income taxes                                           205,732         181,964          23,768           13.1
     Net income                                                     $   439,104     $   392,397       $  46,707           11.9 %
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

   Basic earnings                                                   $      1.39     $      1.26      $      .13           10.3 %
   Diluted earnings                                                        1.36            1.23             .13           10.6
   Weighted average shares -                            Basic       316,321,063     312,446,889
                                                      Diluted       322,253,823     318,814,080
   Dividends paid on common shares                                  $       .55     $      .485      $     .065           13.4 %
---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS

   Return on average assets                                                1.48 %          1.49 %
   Return on average equity                                               19.25           19.09
   Net yield on earning assets (taxable equivalent)                        4.27            4.31
   Efficiency (taxable equivalent) *                                       52.6            52.0
---------------------------------------------------------------------------------------------------------------------------------

                                                                    For the Nine Months Ended           Increase (Decrease)
(Dollars in thousands, except per share data)                      9/30/1999        9/30/1998            $              %
---------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                             $ 2,261,284     $ 2,087,954      $  173,330            8.3 %
   Interest expense                                                   1,074,302       1,023,648          50,654            4.9
   Net interest income - taxable equivalent                           1,186,982       1,064,306         122,676           11.5
   Less: Taxable equivalent adjustment                                   64,547          50,356          14,191           28.2
     Net interest income                                              1,122,435       1,013,950         108,485           10.7
   Provision for loan & lease losses                                     61,867          71,503          (9,636)         (13.5)
     Net interest income after provision for loan & lease losses      1,060,568         942,447         118,121           12.5
   Noninterest income                                                   541,198         411,860         129,338           31.4
   Noninterest expense                                                  912,399         765,591         146,808           19.2
   Income before income taxes                                           689,367         588,716         100,651           17.1
   Provision for income taxes                                           220,177         185,367          34,810           18.8
     Income excluding nonrecurring items                                469,190         403,349          65,841           16.3
     Nonrecurring items, net of tax                                      30,086          10,952          19,134             NM
     Net income                                                     $   439,104     $   392,397      $   46,707           11.9 %
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                                   $      1.48     $      1.29      $      .19           14.7 %
   Diluted earnings                                                        1.46            1.27             .19           15.0
   Weighted average shares -                            Basic       316,321,063     312,446,889
                                                      Diluted       322,253,823     318,814,080
   Dividends paid on common shares                                  $       .55     $      .485      $     .065           13.4 %
---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                                1.58 %          1.53 %
   Return on average equity                                               20.56           19.62
   Net yield on earning assets (taxable equivalent)                        4.27            4.31
   Efficiency (taxable equivalent) *                                       52.6            52.0
---------------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE**

   Cash basis earnings excluding nonrecurring items                  $  500,203     $   420,461      $   79,742           19.0 %
   Diluted cash basis earnings per share                                   1.55            1.32             .23           17.4
   Return on average tangible assets                                       1.70 %          1.61 %
   Return on average tangible equity                                      26.28           22.57
   Efficiency ratio (taxable equivalent) *                                 50.7            50.7
---------------------------------------------------------------------------------------------------------------------------------
NOTES:   Applicable  ratios  are  annualized.  All  per  share  data (and weighted average shares) have been restated to reflect the
         2-for-1 stock split effective on August 3, 1998.
         * Excludes  securities  gains (losses),  foreclosed  property expense & nonrecurring items.
         ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized  balances of  nonqualifying intangibles from assets and equity.
         NM - not meaningful.

                          QUARTERLY PERFORMANCE SUMMARY                              Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                               Senior Vice President        (336) 733-3058
                                      Page 5                                         Investor Relations       FAX (336) 733-3132

                                                                As of / For the Nine Months Ended       Increase (Decrease)
(Dollars in thousands)                                             9/30/1999        9/30/1998            $              %
---------------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA

   End of period balances
   Securities, at carrying value*                                  $ 10,807,108     $ 9,775,745      $1,031,363           10.6 %
   Commercial loans & leases                                         14,061,748      11,871,189       2,190,559           18.5
   Consumer loans                                                     6,972,197       6,037,237         934,960           15.5
   Revolving credit loans                                               577,842         517,540          60,302           11.7
   Mortgage loans                                                     5,751,499       6,491,710        (740,211)         (11.4)
     Total loans & leases*                                           27,363,286      24,917,676       2,445,610            9.8
   Allowance for loan & lease losses                                    369,346         341,331          28,015            8.2
   Other earning assets                                                 502,884         295,403         207,481           70.2
     Total earning assets                                            38,889,965      34,823,183       4,066,782           11.7
     Total assets                                                    41,649,596      37,419,848       4,229,748           11.3
   Noninterest-bearing deposits                                       3,683,292       3,391,584         291,708            8.6
   Savings & interest checking                                        1,695,274       2,033,516        (338,242)         (16.6)
   Money rate savings                                                 7,450,275       6,245,998       1,204,277           19.3
   Time deposits                                                     12,513,911      11,821,491         692,420            5.9
   Other deposits                                                       361,994         788,392        (426,398)         (54.1)
     Total deposits                                                  25,704,746      24,280,981       1,423,765            5.9
   Short-term borrowed funds                                          5,894,267       4,557,580       1,336,687           29.3
   Long-term debt                                                     6,321,643       4,950,581       1,371,062           27.7
     Total interest-bearing liabilities                              34,237,364      30,397,558       3,839,806           12.6
     Total shareholders' equity                                    $  3,093,915     $ 3,034,290      $   59,625            2.0 %
---------------------------------------------------------------------------------------------------------------------------------
   Average balances

   Securities, at amortized cost*                                  $ 10,621,987     $ 9,014,811      $1,607,176           17.8 %
   Commercial loans & leases                                         13,177,268      11,199,911       1,977,357           17.7
   Consumer loans                                                     6,509,094       5,803,736         705,358           12.2
   Revolving credit loans                                               544,680         507,824          36,856            7.3
   Mortgage loans                                                     5,984,915       6,197,730        (212,815)          (3.4)
     Total loans & leases*                                           26,215,957      23,709,201       2,506,756           10.6
   Other earning assets                                                 301,339         248,730          52,609           21.2
     Total earning assets                                            37,139,283      32,972,742       4,166,541           12.6
     Total assets                                                    39,762,805      35,232,051       4,530,754           12.9
   Noninterest-bearing deposits                                       3,533,623       3,175,672         357,951           11.3
   Savings & interest checking                                        1,945,098       2,165,177        (220,079)         (10.2)
   Money rate savings                                                 7,120,349       5,830,544       1,289,805           22.1
   Time deposits                                                     11,996,842      11,312,515         684,327            6.0
   Other deposits                                                       984,111         888,710          95,401           10.7
     Total deposits                                                  25,580,023      23,372,618       2,207,405            9.4
   Short-term borrowed funds                                          4,949,126       4,255,752         693,374           16.3
   Long-term debt                                                     5,564,299       4,306,519       1,257,780           29.2
     Total interest-bearing liabilities                              32,559,825      28,759,217       3,800,608           13.2
     Total shareholders' equity                                    $  3,050,373    $  2,748,885      $  301,488           11.0 %
---------------------------------------------------------------------------------------------------------------------------------

                                                                           As of / For the Quarter Ended
(Dollars in thousands)                           9/30/1999         6/30/1999        3/31/1999       12/31/1998     9/30/1998
---------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS INFORMATION

   Unrealized (depreciation) appreciation on
     securities available for sale, net of tax     $ (135,978)     $   (117,802)   $     29,917   $      62,986  $     101,226
   Derivatives (notional value)                     1,339,937         1,987,264       3,342,143       3,825,596      3,625,148
   Unrealized gain on derivatives portfolio             7,889            15,010          25,350          35,938         44,924
   Common stock prices (daily close):
                                   High                 36.63             40.25           40.44           40.63          36.03
                                   Low                  30.50             33.81           34.94           27.31          28.00
                                   End of period        32.38             36.69           36.19           40.31          29.94
   Weighted average shares -             Basic    316,676,288       316,156,123     316,124,714     316,753,970    310,522,891
                                         Diluted  322,094,400       322,273,372     322,397,023     323,316,742    316,482,193
   End of period shares outstanding               318,198,872       315,849,203     316,997,461     316,590,552    317,078,711
   End of period banking offices                          622               609             615             619            621
---------------------------------------------------------------------------------------------------------------------------------
NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         All per  share  data  (and  weighted  average  shares)  have  been  restated  to  reflect the 2-for-1 stock split effective on August 3, 1998.
         * Balances reflect the securitization of $465.3 million  of  loans  during 1998.  The  increase  in  end of  period  loans, excluding the impact of the securitizations, was 10.5%.
            The increase in average loans,  excluding the securitizations,  was 12.5%.

                          QUARTERLY PERFORMANCE SUMMARY                              Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                               Senior Vice President        (336) 733-3058
                                      Page 6                                         Investor Relations       FAX (336) 733-3132

                                                                       As of / For the Quarter Ended
(Dollars in thousands, except per share data)    9/30/1999         6/30/1999        3/31/1999       12/31/1998     9/30/1998
---------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENTS EXCLUDING
   NONRECURRING ITEMS

   Interest income - taxable equivalent
   Interest & fees on loans & leases                $ 598,515         $ 572,296       $ 552,847       $ 559,069      $ 552,777
   Interest & dividends on securities                 185,816           179,887         161,073         163,328        151,504
   Interest on short-term investments                   6,024             2,862           1,964           2,931          2,920
     Total interest income - taxable equivalent       790,355           755,045         715,884         725,328        707,201
   Interest expense
   Interest on deposits                               231,915           220,487         219,528         226,684        223,672
   Interest on short-term borrowed funds               69,328            60,503          47,102          52,241         53,422
   Interest on long-term debt                          78,937            74,924          71,578          71,418         68,117
     Total interest expense                           380,180           355,914         338,208         350,343        345,211
   Net interest income - taxable equivalent           410,175           399,131         377,676         374,985        361,990
   Less: Taxable equivalent adjustment                 23,104            22,322          19,121          18,946         17,276
     Net interest income                              387,071           376,809         358,555         356,039        344,714
   Provision for loan & lease losses                   20,000            21,603          20,264          19,301         21,428
     Net interest income after provision for
      loan & lease losses                             367,071           355,206         338,291         336,738        323,286
   Noninterest income
   Service charges on deposits                         49,924            48,287          48,489          46,091         44,721
   Mortgage banking activities                         27,256            33,519          33,727          19,466         23,599
   Investment banking & brokerage fees                 36,681            38,006          13,935          10,656         11,518
   Trust revenue                                       14,351            13,451          13,158          12,591         11,460
   Agency insurance commissions                        20,464            16,820          16,882          13,499         12,399
   Other insurance commissions                          3,035             2,688           2,893           3,068          2,378
   Other nondeposit fees & commissions                 25,610            26,795          22,743          23,661         22,842
   Securities (losses) gains, net                        (168)           (2,905)            218           2,119          2,277
   Other income                                        11,710            11,234          12,395          15,546         13,278
     Total noninterest income                         188,863           187,895         164,440         146,697        144,472
   Noninterest expense
   Personnel expense                                  171,266           165,275         142,379         139,044        133,270
   Occupancy & equipment expense                       49,898            48,779          45,924          40,922         42,844
   Foreclosed property expense                          1,157               711             710             597            305
   Amortization of intangibles & servicing rights      16,867            16,989          16,225          17,103         11,818
   Other noninterest expense                           80,423            83,072          72,724          79,232         74,799
     Total noninterest expense                        319,611           314,826         277,962         276,898        263,036
   Income before income taxes                         236,323           228,275         224,769         206,537        204,722
   Provision for income taxes                          75,518            72,497          72,162          64,705         64,384
     Income excluding nonrecurring items            $ 160,805         $ 155,778       $ 152,607       $ 141,832      $ 140,338
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING
   NONRECURRING ITEMS

   Basic earnings                                   $     .51         $     .49       $     .48       $     .45      $     .45
   Diluted earnings                                       .50               .48             .47             .44            .44
   Dividends paid on common shares                        .20              .175            .175            .175           .175
   Book value per common share                      $    9.72         $    9.35       $    9.69       $    9.62      $    9.57
---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING
   NONRECURRING ITEMS

   Return on average assets                              1.55 %            1.56 %          1.62 %          1.49 %         1.57 %
   Return on average equity                             21.20             20.27           20.23           18.39          20.33
   Net yield on earning assets (taxable equivalent)      4.25              4.28            4.27            4.27           4.35
   Efficiency (taxable equivalent) *                     53.1              53.2            51.2            53.2           52.1
   Noninterest income as a percentage of total
     income (taxable equivalent) *                       31.5              32.3            30.3            27.8           28.2
   Equity as a percentage of total assets
     end of period                                        7.4               7.2             7.8             8.0            8.1
   Average earning assets as a percentage
     of average total assets                             93.7              93.3            93.2            93.0           93.6
   Average loans & leases as a percentage
     of average deposits                                102.9             102.7           101.9           101.4          102.4
---------------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE**

   Cash basis earnings excluding
     nonrecurring items                             $ 172,159         $ 166,353       $ 161,691       $ 150,581      $ 146,435
   Diluted cash basis earnings per share                  .53               .52             .50             .47            .46
   Return on average tangible assets                     1.69 %            1.69 %          1.74 %          1.60 %         1.65 %
   Return on average tangible equity                    27.88             26.03           25.00           22.69          23.57
   Efficiency ratio (taxable equivalent) *               51.2              51.4            49.4            51.5           50.8
---------------------------------------------------------------------------------------------------------------------------------
NOTES:   Applicable  ratio  are  annualized.  All  per  share  data  (and weighted average shares) have been restated to reflect the
         2-for-1 stock split effective on August 3, 1998.
         * Excludes  securities  gains (losses),  foreclosed  property expense & nonrecurring items.
         ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized  balances of  nonqualifying intangibles from assets and equity.

                          QUARTERLY PERFORMANCE SUMMARY                              Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                               Senior Vice President        (336) 733-3058
                                      Page 7                                         Investor Relations       FAX (336) 733-3132

                                                                                   As of / For the Quarter Ended
(Dollars in thousands)                           9/30/1999         6/30/1999        3/31/1999       12/31/1998     9/30/1998
---------------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA

   End of period balances
   Securities, at carrying value                 $ 10,807,108      $ 10,976,198    $ 10,678,944    $  9,575,557   $  9,775,745
   Commercial loans & leases                       14,061,748        13,466,226      12,911,407      12,342,049     11,871,189
   Consumer loans                                   6,972,197         6,620,780       6,377,327       6,098,769      6,037,237
   Revolving credit loans                             577,842           567,802         535,526         538,561        517,540
   Mortgage loans                                   5,751,499         5,741,332       6,109,539       6,510,722      6,491,710
     Total loans & leases                          27,363,286        26,396,140      25,933,799      25,490,101     24,917,676
   Allowance for loan & lease losses                  369,346           359,102         353,014         344,708        341,331
   Other earning assets                               502,884           495,349         124,436         134,136        295,403
     Total earning assets                          38,889,965        38,056,874      36,689,047      35,097,196     34,823,183
     Total assets                                  41,649,596        40,791,790      39,383,586      37,903,119     37,419,848
   Noninterest-bearing deposits                     3,683,292         3,633,250       3,503,776       3,618,848      3,391,584
   Savings & interest checking                      1,695,274         1,860,026       1,922,439       2,002,801      2,033,516
   Money rate savings                               7,450,275         7,181,540       7,208,593       7,131,229      6,245,998
   Time deposits                                   12,513,911        11,925,244      11,963,650      11,871,757     11,821,491
   Other deposits                                     361,994           737,575         880,405         638,676        788,392
     Total deposits                                25,704,746        25,337,635      25,478,863      25,263,311     24,280,981
   Short-term borrowed funds                        5,894,267         6,430,086       4,732,271       3,751,748      4,557,580
   Long-term debt                                   6,321,643         5,488,124       5,520,687       5,300,536      4,950,581
     Total interest-bearing liabilities            34,237,364        33,622,595      32,228,045      30,696,747     30,397,558
     Total shareholders' equity                     3,093,915         2,952,455       3,070,605       3,044,330      3,034,290
   Goodwill                                           591,687           500,873         487,088         405,207        411,693
   Core deposit & other intangibles                    10,084             9,840           8,562           7,922          6,731
     Total intangibles                                601,771           510,713         495,650         413,129        418,424
     Mortgage servicing rights                        144,578           133,249         116,832         101,371         98,528
     Negative goodwill                           $     22,067      $     23,628    $     25,189    $     26,749   $     28,310
---------------------------------------------------------------------------------------------------------------------------------
   Average balances

   Securities, at amortized cost                 $ 11,179,186      $ 10,888,154    $  9,783,281    $  9,742,293   $  8,936,839
   Commercial loans & leases                       13,711,903        13,216,817      12,590,764      12,051,475     11,539,195
   Consumer loans                                   6,799,386         6,525,876       6,195,383       6,066,693      5,874,401
   Revolving credit loans                             560,483           542,903         530,322         517,278        509,803
   Mortgage loans                                   5,703,153         5,918,867       6,339,720       6,426,767      6,131,148
     Total loans & leases                          26,774,925        26,204,463      25,656,189      25,062,213     24,054,547
   Other earning assets                               494,597           240,828         164,970         203,809        209,742
     Total earning assets                          38,448,708        37,333,445      35,604,440      35,008,315     33,201,128
     Total assets                                  41,042,508        40,010,241      38,204,479      37,657,707     35,479,318
   Noninterest-bearing deposits                     3,621,681         3,539,803       3,437,359       3,478,574      3,280,275
   Savings & interest checking                      1,824,742         1,983,673       2,029,125       2,068,331      2,063,123
   Money rate savings                               7,306,720         7,083,238       6,967,360       6,515,951      6,058,183
   Time deposits                                   12,060,689        11,955,122      11,973,762      11,836,540     11,137,425
   Other deposits                                   1,217,764           954,165         775,542         822,919        940,513
     Total deposits                                26,031,596        25,516,001      25,183,148      24,722,315     23,479,519
   Short-term borrowed funds                        5,553,712         5,223,272       4,053,913       4,195,572      3,984,815
   Long-term debt                                   5,808,303         5,571,411       5,307,682       5,085,355      4,712,504
     Total interest-bearing liabilities            33,771,930        32,770,881      31,107,384      30,524,668     28,896,563
     Total shareholders' equity                   $ 3,009,697      $  3,083,017    $  3,058,946    $  3,059,665   $  2,738,963
---------------------------------------------------------------------------------------------------------------------------------
RISK-BASED CAPITAL

   Risk-based capital:
     Tier 1                                       $ 2,673,649       $ 2,610,765     $ 2,612,382      $2,636,111     $2,577,722
     Total                                          3,785,829         3,726,462       3,771,895       3,781,991      3,719,575
   Risk-based capital ratios:
     Tier 1                                               9.4 %             9.5 %           9.8 %          10.5 %         10.7 %
     Total                                               13.4              13.5            14.2            15.0           15.4
   Leverage capital ratio                                 6.6               6.6             6.9             7.1            7.4
---------------------------------------------------------------------------------------------------------------------------------
NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.

                          QUARTERLY PERFORMANCE SUMMARY                              Tom A. Nicholson
                           BB&T Corporation (NYSE:BBT)                               Senior Vice President        (336) 733-3058
                                      Page 8                                         Investor Relations       FAX (336) 733-3132

                                                                                   As of / For the Quarter Ended
(Dollars in thousands)                           9/30/1999         6/30/1999        3/31/1999       12/31/1998     9/30/1998
---------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY ANALYSIS

   Allowance For Loan & Lease Losses
     Beginning balance                              $ 359,102         $ 353,014       $ 344,708       $ 341,331      $ 322,309
     Allowance for acquired loans                       7,473               169           1,722               -         15,542
     Provision for loan & lease losses                 20,000            21,603          20,264          24,302         21,428
      Charge-offs                                     (23,451)          (22,767)        (19,798)        (26,628)       (23,794)
      Recoveries                                        6,222             7,083           6,118           5,703          5,846
---------------------------------------------------------------------------------------------------------------------------------
     Net charge-offs                                  (17,229)          (15,684)        (13,680)        (20,925)       (17,948)
---------------------------------------------------------------------------------------------------------------------------------
     Ending balance                                 $ 369,346         $ 359,102       $ 353,014       $ 344,708      $ 341,331
=================================================================================================================================
   Nonperforming Assets
     Nonaccrual loans & leases                      $  88,628         $  83,592       $  94,232       $  97,321      $  99,155
     Foreclosed real estate                            15,752            15,163          20,326          17,780         22,073
     Other foreclosed property                         10,190             8,487          10,551          11,548         11,669
     Restructured loans                                 1,378             1,560           1,340           1,348          1,356
---------------------------------------------------------------------------------------------------------------------------------
      Nonperforming assets                          $ 115,948         $ 108,802       $ 126,449       $ 127,997      $ 134,253
=================================================================================================================================
     Loans 90 days or more past due
      & still accruing                              $  49,186          $ 45,021        $ 41,791        $ 54,299       $ 51,643
=================================================================================================================================
   Asset Quality Ratios
     Nonaccrual and restructured loans & leases
      as a percentage of total loans & leases             .33 %             .32 %           .37 %           .39 %          .40 %
     Nonperforming assets as a percentage of:
      Total assets                                        .28               .27             .32             .34            .36
      Loans & leases plus
        foreclosed property                               .42               .41             .49             .50            .54
     Net charge-offs as a percentage of
      average loans & leases                              .26               .24             .22             .33            .30
     Allowance for loan & lease losses as
      a percentage of loans & leases                     1.35              1.36            1.36            1.35           1.37
     Ratio of allowance for loan & lease losses to:
      Net charge-offs                                    5.40 x            5.71 x          6.36 x          4.15 x         4.79 x
      Nonaccrual and restructured loans & leases         4.10              4.22            3.69            3.49           3.40
---------------------------------------------------------------------------------------------------------------------------------
                                                                As of / for the Nine Months Ended      Increase (Decrease)
                                                                   9/30/1999        9/30/1998            $             %
---------------------------------------------------------------------------------------------------------------------------------
   Allowance For Loan & Lease Losses
     Beginning balance                                                $ 344,708       $ 301,750        $ 42,958           14.2 %
     Allowance for acquired loans                                         9,364          20,656         (11,292)         (54.7)
     Provision for loan & lease losses                                   61,867          71,503          (9,636)         (13.5)
      Charge-offs                                                       (66,016)        (70,045)         (4,029)          (5.8)
      Recoveries                                                         19,423          17,467           1,956           11.2
---------------------------------------------------------------------------------------------------------------------------------
     Net charge-offs                                                    (46,593)        (52,578)         (5,985)         (11.4)
---------------------------------------------------------------------------------------------------------------------------------
      Ending balance                                                  $ 369,346       $ 341,331        $ 28,015            8.2 %
=================================================================================================================================
   Asset Quality Ratios
     Net charge-offs as a percentage of
      average loans & leases                                                .24 %           .30 %
     Ratio of allowance for loan & lease losses to
      net charge-offs                                                      5.93 x          4.86 x
=================================================================================================================================
                                                                               For the Quarter Ended
                                                 9/30/1999         6/30/1999        3/31/1999       12/31/1998     9/30/1998
---------------------------------------------------------------------------------------------------------------------------------
INTEREST YIELDS/RATES (Taxable equivalent)

   Interest income:
   Securities*                                           6.64 %            6.61 %          6.60 %          6.70 %         6.77 %
   Loans & leases                                        8.88              8.76            8.71            8.87           9.13
   Other earning assets                                  4.83              4.77            4.83            5.71           5.52
                                                 --------------------------------------------------------------------------------
     Total earning assets*                               8.18              8.10            8.11            8.24           8.47
                                                 --------------------------------------------------------------------------------

   Interest expense:
   Interest-bearing deposits                             4.11              4.02            4.09            4.23           4.39
   Short-term borrowed funds                             4.95              4.65            4.71            4.94           5.32
   Long-term debt                                        5.41              5.39            5.43            5.59           5.76
                                                 --------------------------------------------------------------------------------
     Total interest-bearing liabilities                  4.47              4.36            4.40            4.56           4.74
                                                 --------------------------------------------------------------------------------
   Net yield on earning assets                           4.25 %            4.28 %          4.27 %          4.27 %         4.35 %
                                                 ================================================================================
---------------------------------------------------------------------------------------------------------------------------------
NOTES:   *Yields calculated based on securities at amortized cost.
         All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.

                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BB&T CORPORATION
                                                   (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                                Sherry A. Kellett
                                 Senior Executive Vice President and Controller
                                           (Principal Accounting Officer)

Date:  October 12, 1999